UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 6, 2012

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-09718	25-1435979
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 27, 2011, The PNC Financial Services Group, Inc. (the “Corporation”) completed the public offering of 1,000,000 depositary shares each representing a 1/100th ownership interest in a share of the Corporation’s Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series O, $1.00 par value, pursuant to a Registration Statement on Form S-3ASR (File Nos. 333-164364 and 333-164364-01) (the “Registration Statement”).

On September 19, 2011, PNC Funding Corp, an indirect, wholly owned subsidiary of the Corporation, completed the public offering of $1,250,000,000 aggregate principal amount of its 2.70% Senior Notes due September 19, 2016, unconditionally guaranteed by the Corporation pursuant to the Registration Statement.

This Current Report on Form 8-K is being filed for the purpose of filing the attached exhibits as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: January 6, 2012	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller

EXHIBIT INDEX

Number	Description	Method of Filing

5.1	Opinion of George P. Long, III	Filed herewith

23.1	Consent of George P. Long, III	Included in Exhibit 5.1